THOMAS WHITE FUNDS FAMILY

                               THOMAS WHITE WORLD FUND
                               440 South LaSalle Street
                                Chicago, IL 60605-1028

                                      PROSPECTUS

                                    June 28, 1994
                           as supplemented December 1, 1995

             INVESTMENT OBJECTIVE AND POLICIES. The THOMAS WHITE WORLD FUND (the Fund ) seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including underdeveloped countries. The Fund is a series of LORD ASSET MANAGEMENT TRUST.

             PURCHASE OF SHARES. Please complete and return the Account Application form. If you need assistance in completing this Form, please call our Account Services Department. The Fund s Shares may be purchased at a price equal to their net asset value next computed upon acceptance of the Application. The minimum initial purchase order is $2500, with subsequent investments of $100 or more.

             PROSPECTUS INFORMATION. This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain this Prospectus for future reference. A Statement of Additional Information ( SAI ) dated June 28, 1994 and supplemented December 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in and made a part of this Prospectus. This SAI is available without charge upon request to the THOMAS WHITE FUNDS FAMILY, Suite 3900, 440 South LaSalle Street, Chicago, Illinois 60605-1028 - Account Services Department - telephone 1-800-811-0535, telecopy 1-312-663-8323.

             Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  TABLE OF CONTENTS
                                                                       Page

          EXPENSE TABLE

          SELECTED FINANCIAL INFORMATION

          GENERAL DESCRIPTION
             Investment Objective and Policies

          INVESTMENT TECHNIQUES
             Temporary Investments
             Repurchase Agreements
             Options on Securities or Indices
             Forward Foreign Currency Contracts and Options on Foreign
               Currencies
             Futures Contracts
             Brady Bonds
             Depositary Receipts
             Illiquid and Restricted Securities
             Borrowing
             Loans of Portfolio Securities

          RISK FACTORS

          HOW TO BUY SHARES OF THE FUND
             Net Asset Value
             Account Statements

          HOW TO SELL SHARES OF THE FUND

          INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

          MANAGEMENT OF THE FUND
             Investment Manager
             Transfer Agent
             Custodian
             Brokerage Commissions

          GENERAL INFORMATION
             Description of Shares/Share Certificates
             Meetings of Shareholders
             Dividends and Distributions
             Federal Tax Information
             Inquiries
             Performance Information

                                    EXPENSE TABLE

          SHAREHOLDER TRANSACTION EXPENSES
          Maximum Sales Load Imposed on Purchases . . . . . . .  None
          Deferred Sales Charge . . . . . . . . . . . . . . . .  None
          Redemption Fee (as a percentage of the amount redeemed)
                                                  None*

          ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
          ASSETS)
          Management Fees . . . . . . . . . . . . . . . . . . .  1.00%
          12b-1 Fees  . . . . . . . . . . . . . . . . . . . . .  None
          Other Expenses (audit, legal, shareholder services,
            transfer agent and custodian) . . . . . . . . . . .  0.50%
          Total Fund Operating Expenses . . . . . . . . . . . .  1.50%


                                               ___________________________
          * The information in the table does not reflect the charge of up to $15 per transaction if a Shareholder requests that redemption proceeds be sent by express mail or wired to a commercial bank account.

          Example

                                                1 Year    3 Years

             You would pay the following expenses
             on a $l,000 investment assuming (1)
             5% annual return and (2) redemption
             at the end of each time period:      $15       $49

                  The table is based on estimated expenses for the
             current fiscal year and is provided for purposes of assisting current and prospective Shareholders in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The 5% annual return and annual expenses should not be considered a representation of actual or expected Fund performance or expenses, both of which may vary.

                            SELECTED FINANCIAL INFORMATION

                  The following table of selected financial information
             has been audited by McGladrey & Pullen LLP, independent certified public accountants, for the period indicated in their report which is included in the Fund s SAI. It should be read in conjunction with the other financial statements and notes thereto included in the Fund s SAI, which contains further information about the Fund s performance, and which is available to Shareholders upon request and without charge.

                                                     June 28, 1994
             Per Share Operating Performance         (commencement
             (for a Share outstanding throughout     of operations) to
             the period)                             October 31, 1994

             Net asset value, beginning of period          $10.00

             Income from investment operations:
             Net investment income                           0.06
             Net realized and unrealized gain                0.44

             Change in net asset value                       0.50
             Net asset value, end of period                $10.50

             Total Return*                                   5.0%

             Ratios/supplemental data
             Net assets, end of period (000)              $13,928
             Ratio of expenses to average net assets        2.36%**
             Ratio of expenses, net of reimbursement,
               to average net assets                        1.50%**
             Ratio of net investment income to average
               net assets                                   1.79%**
             Portfolio turnover rate                        0.01%

             * Not annualized.
             **Annualized

                                 GENERAL DESCRIPTION

                  LORD ASSET MANAGEMENT TRUST (the  Trust ) was organized
             as a business trust under the laws of Delaware on February 9, 1994 and is registered under the Investment Company Act of 1940 (the 1940 Act ) as an open-end diversified management investment company. The Trust currently has one series of Shares, which is a mutual fund: the THOMAS WHITE WORLD FUND (the Fund ).

                  INVESTMENT OBJECTIVE AND POLICIES. The Fund s
             investment objective is long-term capital growth. The Fund seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including underdeveloped countries. Any income realized will be incidental.

                  The Fund invests in companies that the Investment
             Manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. Although the Fund generally invests in common stock, the Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when the Investment Manager believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ( ADRs ), European Depositary Receipts ( EDRs ) and Global Depositary Receipts ( GDRs ) (collectively, Depositary Receipts ). Under normal market conditions, the Fund will invest its assets in at least three countries, one of which may be the United States. Whenever, in the judgment of Lord Asset Management, Inc. (the Investment Manager ), market or economic conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See Investment Techniques -- Temporary Investments.

                  The Fund may invest no more than 5% of its total assets
             in securities issued by any one company or government, exclusive of U.S. Government securities. Although the Fund may invest up to 25% of its total assets in a single industry, it has no present intention of doing so. The Fund may not invest more than 5% of its net assets in warrants (exclusive of amounts acquired in units or attached to securities) nor more than 15% of its total assets in securities with a limited trading market. The Fund s investment objective and the investment restrictions set forth under Investment Objective and Policies -- Investment Restrictions in the SAI are fundamental and may not be changed without Shareholder approval. All other investment policies and practices described in this Prospectus are not fundamental, and may be changed by the Board of Trustees without Shareholder approval. The Fund invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, the Fund normally expects to have an annual portfolio turnover rate of less than 50%.

                  The Fund may also lend its portfolio securities and
             borrow money for investment purposes (i.e., leverage its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Investment Manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described below under Investment Techniques and Risk Factors, and under the heading Investment Objective and Policies in the SAI.

                                INVESTMENT TECHNIQUES

                  TEMPORARY INVESTMENTS. For temporary defensive
             purposes, subject to the investment restrictions set forth in the SAI, the Fund may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody s Investors Service, Inc. ( Moody s ) or A or better by Standard &
             Poor s Corporation ( S&P ) or, if unrated, of comparable quality as determined by the Investment Manager; obligations (including certificates of deposit, time deposits and bankers acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

                  REPURCHASE AGREEMENTS. When the Fund acquires a
             security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security.

                  OPTIONS ON SECURITIES OR INDICES. The Fund may write
             (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a put or
             call option only if the option is  covered.   This means
             that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid high grade assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities and securities indices on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets.

                  FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON
             FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

                  The Fund will generally enter into forward contracts
             only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund s portfolio securities denominated in such foreign currency. This second investment practice is generally
             referred to as  cross-hedging.   The Fund has no specific
             limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund s ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

                  The Fund may purchase put and call options and write
             covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

                  FUTURES CONTRACTS. The Fund may buy and sell financial
             futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

                  When the Fund enters into a futures contract, it must
             make an initial deposit, known as initial margin, as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as variation margin, to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or cover its position in accordance with the 1940 Act. See Investment Objective and Policies -- Futures Contracts in the SAI. With respect to positions in futures and related options that do not constitute bona fide hedging positions as defined in regulations of the Commodity Futures Trading Commission, the Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are in-the-money, would exceed 5% of the Fund s total assets. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

                  BRADY BONDS. The Fund may invest a portion of its
             assets in certain debt obligations customarily referred to as Brady Bonds, which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

                  U.S. dollar-denominated, collateralized Brady Bonds,
             which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk ). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

                  DEPOSITARY RECEIPTS. ADRs are Depositary Receipts
             typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund s investment policies, the Fund s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

                  ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest
             up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

                  The Fund may also invest up to 10% of its total assets
             in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold
             (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Fund s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the 15% limitation on investments in illiquid securities.

                  BORROWING. The Fund may borrow up to one-third of the
             value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if its value should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Leveraging by means of borrowing is considered to be a speculative investment technique.

                  LOANS OF PORTFOLIO SECURITIES. The Fund may lend to
             banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

                                     RISK FACTORS

                  Shareholders should understand that all investments
             involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund s investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund s portfolio securities, including general economic conditions, market factors and currency exchange rates. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

                  Successful use of futures contracts and related options
             is subject to certain special risk considerations. A liquid secondary market for any futures or option contract may not be available when the Fund seeks to close a futures or option position. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or option contract is based and movements in the securities or currency in the Fund s portfolio. Successful use of futures and options contracts is further dependent on the Investment Manager s ability to predict correctly movements in the direction of the securities or foreign currency markets and no assurance can be given that its judgment in this respect will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

                  The Fund has the right to purchase securities in any
             foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Fund s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

                  Investments in companies domiciled in developing
             countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

                  Investments in Eastern European countries may involve
             risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund s Shareholders.

                  The Fund is authorized to invest in medium quality or
             high risk, lower quality debt securities that are rated in any rating category by S&P or by Moody s, or which are not rated by S&P or Moody s. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, the Fund will not invest or hold more than 5% of its net assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody s or, if unrated, are of equivalent investment quality as determined by the Investment Manager. The Board may consider a change in this operating policy if, in its judgment economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its Shareholders. High risk, lower quality debt securities, commonly referred to as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer s capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Investment Manager to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future.

                  The Fund usually effects currency exchange transactions
             on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

                  There are further risk considerations, including
             possible losses through the holding of securities in domestic and foreign custodial banks and depositories, described in the SAI.

                            HOW TO BUY SHARES OF THE FUND

                  Shares of the Fund may be purchased from the Fund at
             the offering price, which is the net asset value of the Fund as next determined upon receipt, and acceptance after determination to be in good form, by the Fund of a completed Account Application Form and check. The minimum initial purchase order is $2,500, with subsequent investments of $100 or more. The Fund has the right to reject any application. Completed applications should be mailed directly to THOMAS WHITE FORLD FUND, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. To purchase shares by overnight or express mail, please use the following street address: THOMAS WHITE WORLD FUND, Shareholder Services Center, 3rd Floor, 615 East Michigan Street, Milwaukee, WI 53202.

                  Investors may also invest in the Fund by direct wire
             transfer. The establishment of a new account or any additional purchases by wire transfer should be preceded by a telephone call to Firstar Trust Company (the "Transfer Agent") at 1-800-811-0535. The investor will be asked to provide his name, address, social security or tax identification number, the amount of his investment and the name and address of the bank that will be wiring the investment. Funds should be wired through the Federal Reserve System as follows:

                  Firstar Bank Milwaukee, N.A.
                  ABA Number 0750-00022
                  Trust Funds, Account Number 112-952-137
                  For further credit to Thomas White World Fund
                  (investment account number)
                  (name or account registration)

                  If an Investor purchases his initial Shares by wire,
             the Investor must prepare and file a Purchase Application, marked follow-up, with the Transfer Agent. The Transfer Agent must receive the Purchase Application before any of the Shares purchased can be redeemed.

                  Investors can purchase additional Shares by telephone.
             Telephone transactions may not be used for initial purchases. Only bank accounts held at domestic institutions that are Automated Clearing House ( ACH ) members can be used for telephone transactions. Shares will be purchased at the net asset value determined as of the close of regular trading on the date the Transfer Agent receives payment for Shares purchased by electronic funds transfer through the ACH system. Most transfers are completed within three business days after a call to place an order.

                  Shares of the Fund may be purchased or sold through
             certain broker-dealers, financial institutions or other service providers ( Processing Intermediaries ). When Shares of the Fund are purchased in this manner, the Processing Intermediary, rather than its customer, may be the Shareholder of record of the Shares. Processing intermediaries may use procedures and impose restrictions in addition to or different from those applicable to Shareholders who invest directly in the Fund.

                  At the discretion of the Fund, investors may be
             permitted to purchase Fund Shares by transferring securities to the Fund that meet the Fund s investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund s net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor s basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund s net assets immediately after the transaction.

                  NET ASSET VALUE. The net asset value of the Shares of
             the Fund is computed as of the close of trading on each day the New York Stock Exchange is open for trading, by dividing the value of the Fund s securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ, is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m., New York time, if that is earlier and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Fund s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

                  ACCOUNT STATEMENTS. Shareholder accounts are opened in
             accordance with the Shareholder s registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Fund.

                            HOW TO SELL SHARES OF THE FUND

                  Shares will be redeemed, without charge, on request of
             the Shareholder in Proper Order to the Fund. "Proper Order" means that the request to redeem must meet all the following requirements:

                  1.   It must be in writing, signed by the
             Shareholder(s) exactly in the manner as the Shares are registered, and must specify either the number of Shares, or the dollar amount of Shares, to be redeemed and sent to the THOMAS WHITE WORLD FUND, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701;

                  2. The signature(s) of the redeeming Shareholder(s) must be guaranteed by an eligible guarantor, including (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ( STAMP ) or other recognized signature medallion program. A notarized signature will not be sufficient for the request to be in Proper Order. If the Shares are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all Shareholders of record, to be sent to the address of record for that account. However, the Fund reserves the right to require signature guarantees on all redemptions. A signature guarantee is also required in connection with any redemption if the Fund has, within the 30-day period prior to receipt of the redemption request, received instructions to change the Shareholder s address of record;

                  3. Any outstanding certificates must accompany the request together with a stock power signed by the Shareholder(s), with signature(s) guaranteed as described in
             Item 2 above; and

                  4. If the Shares being redeemed are registered in the name of an estate, trust, custodian, guardian, retirement plan or the like, or in the name of a corporation or partnership, documents also must be included which, in the judgment of the Fund, are sufficient to establish the authority of the person(s) signing the request, and/or as may be required by applicable laws or regulations, with signature(s) guaranteed as described in Item 2 above.

                  Shares of the Fund may also be redeemed by calling the
             Transfer Agent at 1-800-811-0535. To use this procedure, a Shareholder must have elected this option on his account application, which will be reflected in the records of the Transfer Agent. The redemption proceeds must be mailed directly to the investor or transmitted to the investor s pre-authorized account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent. Once made, telephone redemption requests cannot be modified or canceled.

                  The Fund reserves the right to refuse a telephone
             redemption if it is believed advisable to do so. Procedures for redeeming Fund Shares by telephone may be modified or terminated by the Fund at any time. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Fund and the Transfer Agent have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing and restricting transmittal of redemption to pre-authorized designations. Assuming that procedures such as the above have been followed, the Fund will not be liable for any loss, cost, or expense for acting upon an investor s telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Fund failed to follow such procedures.

                  To avoid delay in redemption or transfer, Shareholders
             having questions about these requirements should contact the Account Services Department by calling 1-800-811-0535.

                  The redemption price will be the net asset value of the
             Shares next computed after the redemption request in Proper Order is received by the Fund. Payment of the redemption price ordinarily will be made by check (or by wire at the sole discretion of the Fund if wire transfer is requested including name and address of the bank and the Shareholder s account number to which payment of the redemption proceeds is to be wired) within seven days after receipt of the redemption request in Proper Order. However, if Shares have been purchased by check, the Fund will make redemption proceeds available when a Shareholder s check received for the Shares purchased has been cleared for payment by the Shareholder s bank, which, depending upon the location of the Shareholder s bank, could take up to fifteen days from the purchase date. The check will be mailed by first class mail to the Shareholder s registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the Shares are registered that has been in existence for more than six months) or express mail if requested, will be at a charge of up to $15, which will be deducted from the redemption proceeds.

                  The Fund may involuntarily redeem an investor s Shares
             if the net asset value of such Shares is less than $2500 provided that involuntary redemptions will not result from fluctuations in the value of an investor s Shares. An investor who makes the minimum initial purchase of $2500 may not redeem any portion of the investment without subjecting the balance to involuntary redemption if the net asset value of the investor s remaining Shares is less than $2500 following the redemption. In addition, the Fund may involuntarily redeem the Shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first-class mail to the investor s address of record, will fix a date not less than 30 days after the mailing date and Shares will be redeemed at net asset value at the close of business on that date, unless sufficient additional Shares are purchased to bring the aggregate account value up to $2500 or more, or unless a certified taxpayer identification number (or such other information as the Fund has requested) has been provided, as the case may be. A check for the redemption proceeds will be mailed to the investor at the address of record.

                       INDIVIDUAL RETIREMENT ACCOUNTS ( IRAs )

                  An individual investor can select the Shares of the
             THOMAS WHITE WORLD FUND to fund either an IRA, a rollover IRA or a non-working spousal IRA. To establish an IRA, please complete the IRA Application, and if the assets are being moved from an existing IRA, please complete the IRA Transfer Form. Application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available from the Fund or the Transfer Agent upon request.

                  The Fund's minimum initial investment for an IRA is
             $1,500 ($250 for spousal IRAs). The minimum subsequent investment in each case is $100. Under the Internal Revenue Code of 1986, as amended (the Code ), individuals may make wholly or partly tax-deductible contributions up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions provided that no more than $2,000 may be contributed to the IRA of either spouse. Earnings on investments held in an IRA are not taxed until withdrawal.

                  Because a retirement program involves commitments
             covering future years, it is important that the investment objective of the Fund is consistent with your own retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser is recommended.

                                MANAGEMENT OF THE FUND

                  The Board of Trustees of the Trust has overall
             responsibility for the conduct of the affairs of the Fund and the Trust. The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by Shareholders. Shareholders may remove a Trustee upon the vote of two-thirds of the Trust s outstanding Shares. A Trustee may be removed upon the written declaration of two-thirds of the Trustees. Information relating to the Trustees is set forth under the heading Management of the Trust in the SAI.

                  INVESTMENT MANAGER. The Investment Manager of the Fund
             is LORD ASSET MANAGEMENT, INC., Chicago, Illinois, a registered investment adviser under the Investment Advisers Act of 1940.

                  The Investment Manager furnishes the Fund with
             investment research, advice and supervision. The Investment Manager may, but is not required to, furnish some overhead items and facilities for the Fund. As compensation for its services, the Fund pays the Investment Manager a monthly fee at the rate of 1.00% annually of the Fund s average daily net assets. This fee is higher than advisory fees paid by most other U.S. investment companies, primarily because investing in securities of companies in foreign markets, many of which are not widely followed by professional analysts, requires the Investment Manager to invest additional time and incur added expense in developing specialized resources, including research facilities. The Fund also pays its own operating expenses, including: (1) the fees and expenses of the Trust s Independent Trustees;
             (2) interest expenses; (3) taxes and governmental fees; (4) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (5) the expenses of registering and qualifying its Shares for sale with the Securities and Exchange Commission ( SEC ) and with various state securities commissions; (6) expenses of its independent public accountants and legal counsel; (7) insurance premiums; (8) fees and expenses of the Custodian and any related services; (9) expenses of obtaining quotations of portfolio securities and of pricing Shares;
             (10) expenses of maintaining the Trust s legal existence and of Shareholders meetings; (11) expenses of preparation and distribution to existing Shareholders of periodic reports, proxy material and prospectuses; and (12) fees and expenses of membership in industry organizations.

                  The Investment Manager serves as adviser for a wide
             variety of public and private clients in several nations. The Investment Manager provides investment management and advisory services to both an on- and off-shore client base, including trusts, endowments, employee benefit plans and individuals. Mr. Thomas S. White, Jr., the Fund s lead portfolio manager and Chairman of the Investment Manager, has been managing investments over the past 28 years. Mr. White founded the Investment Manager in June, 1992. Before that he was Managing Director and Chief Investment Officer of The Chicago Group of Morgan Stanley Asset Management, which he founded in 1982. Further information concerning the Investment Manager is included under the heading Investment Management and Other Services in the SAI.

                  TRANSFER AGENT. Firstar Trust Company, 615 East
             Michigan Street, Milwaukee, WI 53202, serves as Transfer Agent and monitors compliance with state "Blue Sky" laws.

                  CUSTODIAN. The Chase Manhattan Bank, N.A. serves as
             custodian of the Fund s assets.

                  BROKERAGE COMMISSIONS. The Fund s brokerage policies
             are described under the heading Brokerage Allocation in the SAI. The Fund s brokerage policies provide that the receipt of research services from a broker and the sale of Shares by a broker are factors which may be taken into account in allocating securities transactions, so long as the prices and execution provided by the broker equal the best available within the scope of the Fund s brokerage policies.

                                 GENERAL INFORMATION

                  DESCRIPTION OF SHARES/SHARE CERTIFICATES. The
             capitalization of the Trust consists of an unlimited number of Shares of beneficial interest, par value $0.01 per Share. The Board of Trustees is authorized, in its discretion, to classify and allocate the unissued Shares of the Trust in an unlimited number of separate series and may in the future divide existing series into two or more classes. Each Share entitles the holder to one vote.

                  The Fund will not ordinarily issue certificates for
             Shares purchased. Share certificates representing the whole (not fractional) Shares are issued only upon the specific request of the Shareholder made in writing to the Fund. No charge is made for the issuance of one certificate for all or some of the Shares purchased in a single order.

                  MEETINGS OF SHAREHOLDERS. Each share is entitled to one
             vote on each matter presented to Shareholders. The Trust is not required to hold annual Shareholder meetings and may elect not to do so. Presently, the Trust does not intend to hold annual Shareholder meetings. The Trust will call a special meeting of Shareholders for the purpose of considering the removal of a person serving as Trustee when requested to do so by Shareholders holding at least 10% of the Trust s outstanding Shares. In addition, the Trust is required to assist Shareholder communications in connection with the calling of Shareholder meetings to consider removal of a Trustee or Trustees.

                  DIVIDENDS AND DISTRIBUTIONS. Each share of the Fund is
             entitled to participate pro rata in any dividends and other distributions declared by the board of Trustees with respect to the Fund, and all shares of a series have equal rights in the event of liquidation of that series.

                  Dividends and capital gain distributions (if any) are
             usually paid in December representing all or substantially all of the Fund s net investment income and net realized capital gains. Income dividends and capital gain distributions paid by the Fund, other than on those Shares whose owners keep them registered in the name of a broker-dealer, are automatically reinvested in whole or fractional Shares of the Fund at net asset value as of the ex-dividend date, unless a shareholder makes a written request for payments in cash. Income dividends and capital gain distributions will be paid in cash on Shares during the time that their owners keep them registered in the name of a broker-dealer, unless the broker-dealer has made arrangements with the Fund for reinvestment.

                  Prior to purchasing Shares of the Fund, the impact of
             dividends or capital gain distributions which have been declared but not yet paid should be carefully considered. Any dividend or capital gain distribution paid shortly after a purchase by a Shareholder prior to the record date will have the effect of reducing the per Share net asset value of the Shares by the amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, generally will be subject to tax.

                  Checks are forwarded by first class mail to the address
             of record. The proceeds of any such checks which are not accepted by the addressee and returned to the Fund will be reinvested for the Shareholder s account in whole or fractional Shares at net asset value next computed after the check has been received by the Fund. Subsequent distributions automatically will be reinvested at net asset value as of the ex-dividend date in additional whole or fractional Shares.

                  FEDERAL TAX INFORMATION. The Fund intends to elect to
             be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. See the SAI for a summary of the requirements that must be satisfied to so qualify. A regulated investment company generally is not subject to Federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to Shareholders substantially all of its net investment income and realized capital gains, which generally, will be taxable income or capital gains in their hands. Distributions declared in October, November or December to Shareholders of record on a date in such month and paid during the following January will be treated as having been received by Shareholders on December 31 in the year such distributions were declared. The Fund will inform Shareholders each year of the amount and nature of such income or gains. A more detailed description of tax consequences to Shareholders is contained in the SAI under the heading Tax Status.

                  The Fund may be required to withhold Federal income tax
             at the rate of 31% of all taxable distributions (including redemptions) paid to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications or where the Fund or the Shareholder has been notified by the Internal Revenue Service that the Shareholder is subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder s Federal income tax liability.

                  INQUIRIES. Shareholders  inquiries will be answered
             promptly. They should be addressed to the THOMAS WHITE WORLD FUND, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701- telephone 1-800-811-0535, telecopy (312) 663-
             8323.

                  Transcripts of Shareholder accounts less than three
             years old are provided on request without charge; a fee of $15 per account is charged for transcripts going back more than three years from the date the request is received by the Fund.

                  PERFORMANCE INFORMATION. The Fund may include its total
             return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or up to the life of the Fund), will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. For a description of the methods used to determine total return for the Fund, see the SAI.

                              THOMAS WHITE FUNDS FAMILY
                    THIS STATEMENT OF ADDITIONAL INFORMATION DATED
                   JUNE 28, 1994 AND SUPPLEMENTED DECEMBER 1, 1995
                          IS NOT A PROSPECTUS.  IT SHOULD BE
                    READ IN CONJUNCTION WITH THE PROSPECTUS OF THE
                   THOMAS WHITE WORLD FUND DATED JUNE 28, 1994 AND
               SUPPLEMENTED DECEMBER 1, 1995, WHICH MAY BE OBTAINED
                            WITHOUT CHARGE UPON REQUEST TO
                            THE THOMAS WHITE FUNDS FAMILY
                         440 SOUTH LASALLE STREET, SUITE 3900
                             CHICAGO, ILLINOIS 60605-1028
                              TELEPHONE: 1-800-811-0535
                               TELECOPY: (312) 663-8323

                                  TABLE OF CONTENTS

          GENERAL INFORMATION AND HISTORY
          INVESTMENT OBJECTIVES AND POLICIES
          Investment Policies
          Repurchase Agreements
          Loans of Portfolio Securities
          Debt Securities
          Futures Contracts
          Options on Securities, Indices and Futures
          Foreign Currency Hedging Transactions
          Investment Restrictions
          Additional Restrictions
          Risk Factors
          Trading Policies
          MANAGEMENT OF THE TRUST
          PRINCIPAL SHAREHOLDERS
          INVESTMENT MANAGEMENT AND OTHER SERVICES
          Investment Management Agreement
          Management Fees
          Transfer Agent
          The Investment Manager
          Custodian
          Legal Counsel
          Independent Accountants
          Reports to Shareholders
          BROKERAGE ALLOCATION
          PURCHASE, REDEMPTION AND PRICING OF SHARES
          TAX STATUS
          DESCRIPTION OF SHARES
          PERFORMANCE INFORMATION
          FINANCIAL STATEMENTS

                           GENERAL INFORMATION AND HISTORY

               After organizing as a business trust under the laws of Delaware as LORD ASSET MANAGEMENT TRUST (the Trust ) and registering under the Investment Company Act of 1940 (the 1940 Act ), the Trust commenced business as an investment company on June 28, 1994 with one series of Shares: THE THOMAS WHITE WORLD FUND (the Fund ).

                          INVESTMENT OBJECTIVES AND POLICIES

               INVESTMENT POLICIES. The investment objective and policies of the Fund are described in the Fund s Prospectus under the heading General Description--Investment Objective and Policies.

               REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. LORD ASSET MANAGEMENT INC. (the Investment Manager ) will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund s ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

               LOANS OF PORTFOLIO SECURITIES. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

               DEBT SECURITIES. The Fund may invest in debt securities which are rated in any rating category by Moody s Investors Service, Inc. ( Moody s ) or by Standard & Poor s Corporation
          ( S&P") or which are not rated by Moody s or S&P. As an operating policy, the Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody s or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Investment Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund s net asset value.

               Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund s Shares.

               Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

               Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

               The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security s maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its net income to Shareholders (see Tax Status ). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

               Recent legislation, which requires federally-insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on the Fund s net asset values and investment practices.

               FUTURES CONTRACTS. The Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

               The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

               At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid, high grade debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund s Custodian. When selling a futures contract, the Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may cover its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund s Custodian).

               OPTIONS ON SECURITIES, INDICES AND FUTURES. The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

               An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

               The Fund may write a call or put option only if the option
          is  covered.   A call option on a security or futures contract
          written by the Fund is covered if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is covered  if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

               The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

               The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

               The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund s investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund s security holdings being hedged.

               The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

               There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund are considered not readily marketable and are subject to the Trust s limitation on investments in securities that are not readily
          marketable. See  Investment Objectives and Policies   Investment
          Restrictions.

               FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

               The Fund may enter into forward foreign currency exchange contracts ( forward contracts ) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as cross-hedging. Because in connection with the Fund s forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ( CFTC ), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

               The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

               The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies
          ( foreign currency futures ). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

               INVESTMENT RESTRICTIONS. The Fund has imposed upon itself certain investment restrictions which, together with its investment objective, are fundamental policies except as otherwise indicated. No changes in the Fund s investment objective or these investment restrictions can be made without the approval of the Fund s Shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the Shares of the Fund present at a Shareholders meeting at which more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund.

          In accordance with these restrictions, the Fund will not:

          1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund s prospectus).

          2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund s total assets (i) more than 5% of the Fund s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

          3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

          4. Loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

          5. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

          6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

          7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an industry with respect to securities issued by it.

          8. Participate on a joint or a joint and several basis in any trading account in securities. (See Investment Objectives and Policies Trading Policies as to transactions in the same securities for the Fund and/or other clients with the same adviser.)

               If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund s portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

               ADDITIONAL RESTRICTIONS. The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

          1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of the Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

          2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

          3. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

          4.   Purchase or sell real estate limited partnership interests.

          5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

          6. Invest for the purpose of exercising control over management of any company.

          7. Purchase more than 10% of a company s outstanding voting securities.

          8. Invest more than 15% of the Fund s total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the limitation on investment in illiquid securities.

               Whenever any investment policy or investment restriction states a maximum percentage of the Fund s assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund s acquisition of such security or property. The value of a Fund s assets is calculated as described in its Prospectus under the heading How to Buy Shares of the Fund.

               RISK FACTORS. The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

               There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

               The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

               The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policy of the Fund, the Investment Manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

               The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

               The Trustees consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund s assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. They also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see
           Investment Management and Other Services--Custodian and Transfer Agent ). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of the Fund s portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. The Trustees will take such measures, which may from time to time include expropriation insurance or depository account insurance, to the extent that, in their good faith judgment, they deem advisable under prevailing conditions. No assurance can be given that the Trustees appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

               There are additional risks involved in futures transactions. These risks relate to the Fund s ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Fund for hedging purposes also depends upon the Investment Manager s ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

               There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security or securities index written by the Fund is covered by an option on the same security or index purchased by the Fund, movements in the security or index may result in a loss to the Fund. However, such losses may be mitigated by changes in the value of the Fund s securities during the period the option was outstanding.

               TRADING POLICIES. The Investment Manager serves as investment adviser to other clients. Accordingly, the respective portfolios of the Fund and such clients may contain many or some of the same securities. When the Fund and other clients of the Investment Manager are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for the Fund. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

               Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between the Fund and other clients of the Investment Manager under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

                               MANAGEMENT OF THE TRUST

               The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Executive Officers of the Trust are as follows:

          Name, Address and                  Principal Occupation
          Offices with Trust                 During Past Five Years

          Thomas S. White, Jr.*         Chairman of LORD ASSET MANAGEMENT
          440 S. LaSalle St.            INC.; former Managing Director,
          Suite 3900                    Morgan Stanley Asset Management
          Chicago, IL 60605
          Trustee, President

          Roberta J. Johnson            Chief Account Administrator of LORD
          440 S. LaSalle St.            ASSET MANAGEMENT INC.; former
          Suite 3900                    Assistant Vice President, The
          Chicago, IL 60605             Chicago Corporation
          Vice President and
            Treasurer

          Peter A. Zaldivar             Analyst and Vice President of LORD
          440 S. LaSalle St.            ASSET MANAGEMENT INC.
          Suite 3900
          Chicago, IL 60605
          Vice President and
            Secretary

          Jill F. Almeida               Retired; former Vice President,
          1448 N. Lake                  Security Pacific Bank
            Shore Dr.
          Chicago, IL 60610
          Trustee

          Philip R. Haag                President, Baratek, Inc.
          535 Balsam
          Palatine, IL  60045
          Trustee

          Nicholas G. Manos*            Attorney (of counsel), Gesas,
          53 W. Jackson Blvd.Ltd.       Pilati & Gesas
          Suite 528
          Chicago, IL 60604
          Trustee

          Edward E. Mack III            President, Mack & Parker
          55 East Jackson Street
          Chicago, IL 60604
          Trustee

          Michael R. Miller             Senior Vice President, CTI
          22160 N. Pepper Road          Industries
          Barrington, IL 60010
          Trustee

          John N. Venson                Medical Doctor (podiatry)
          310 Meadowlake Lane
          Lake Forest, IL  60045
          Trustee

          * Messrs. White and Manos are interested persons of the Trust as that term is defined in the 1940 Act. Mr. Manos is the father-in-law of Mr. White.

                                PRINCIPAL SHAREHOLDERS

               As of November 30, 1994, there were 1,338,893 Shares of the Fund outstanding, of which 93,422 Shares (6.98%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Fund as a group. As of November 30, 1994, John W. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 996,009 Shares (74.39%) of the Fund, the University of Dubuque Endowment Fund, 2000 University Avenue, Dubuque, IA 52001, owned beneficially, directly or indirectly 134,875 Shares (10.07%) of the Fund, and Thomas S. White, Jr., 440 S. LaSalle Street, Suite 3900, Chicago, IL 60605, owned beneficially, directly or indirectly, 78,437 Shares (5.86%) of the Fund.

                       INVESTMENT MANAGEMENT AND OTHER SERVICES

               INVESTMENT MANAGEMENT AGREEMENT. The Investment Manager of the Fund is LORD ASSET MANAGEMENT INC. (the Investment
          Manager ), an Illinois corporation with offices in Chicago, Illinois. The Investment Management Agreement between the Investment Manager and the Trust on behalf of the Fund, dated June 28, 1994, was approved by the Board of Trustees, including approval by a majority of the Trustees who were not parties to the Investment Management Agreement or interested persons of any such party, at a meeting on June 17, 1994 and by Catherine N. Manos Declaration of Trust, as sole Shareholder of the Fund, on June 24, 1994, and will continue through June 28, 1996. The Investment Management Agreement will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

               The Investment Management Agreement requires the Investment Manager to furnish the Fund with investment research and advice. In so doing, without cost to the Fund, the Investment Manager may receive certain research services described below. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Fund, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Fund, although certain of these expenses may be borne by the Investment Manager. In addition, the Investment Manager may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers in connection with the provision of administrative services and/or with the distribution of the Fund s Shares.

               The Investment Management Agreement provides that the Investment Manager will select brokers and dealers for execution of the Fund s portfolio transactions consistent with the Trust s brokerage policies (see Brokerage Allocation ). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Manager and other investment advisory clients of the Investment Manager, as well as the Fund, the value of such services is indeterminable and the Investment Manager s fee is not reduced by any offset arrangement by reason thereof.

               When the Investment Manager determines to buy or sell the same securities for the Fund that the Investment Manager has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Investment Manager, with approval by the Trust s Board of Trustees, to be impartial and fair, in order to seek good results for all parties (see Investment Objective and Policies--Trading Policies ). Records of securities transactions of persons who know when orders are placed by the Fund are available for inspection at least four times annually by the Compliance Officer of the Trust so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

               The Investment Management Agreement further provides that the Investment Manager shall have no liability to the Trust, the Fund or any Shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund s assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager s part or reckless disregard of its duties under the Investment Management Agreement. The Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty on 60 days written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Fund (as defined by the 1940 Act).

               The Trust uses the names LORD ASSET MANAGEMENT and Thomas White in the names of the Trust and the Fund, respectively, by license from the Investment Manager and would be required to stop using those names if LORD ASSET MANAGEMENT INC. ceased to be the Investment Manager of the Fund. The Investment Manager has the right to use those names in connection with other enterprises, including other investment companies.

               MANAGEMENT FEES. For its services, the Fund pays the Investment Manager a monthly fee equal to 1/12 of 1.00% (1.00% annually) of the Fund s net assets at the end of the preceding month.

               The amount of such fee would be reduced by the amount by which the Fund s annual expenses for all purposes (including the investment management fee) except taxes, brokerage fees and commissions, and extraordinary expenses such as litigation, exceed any applicable state regulations. The strictest rule currently applicable to a Fund is 2.5% of the first $30,000,000 of net assets, 2.0% of the next $70,000,000 of net assets and 1.5% of the remainder.

               TRANSFER AGENT. Firstar Trust Company serves as the transfer and dividend disbursing agent for the Fund pursuant to the transfer agency agreement (the Transfer Agent Agreement ), under which Firstar (i) issues and redeems shares, (ii) prepares and transmits payments for dividends and distributions declared by the Fund, (iii) prepares shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable the Fund to monitor the total number of shares sold in each state. Firstar is located at 615 East Michigan Street, Milwaukee, WI 53202. Compensation for the services of the Transfer Agent is based on a schedule of charges agrees on from time to time.

               THE INVESTMENT MANAGER. The Investment Manager is wholly owned by Thomas S. White, Jr.

               CUSTODIAN. The Chase Manhattan Bank, N.A. serves as Custodian of the Fund s assets, which are maintained at the Custodian s principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

               LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Trust.

               INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Fund s financial statements and review of the Fund s filings with the Securities and Exchange Commission and the Internal Revenue Service.

               REPORTS TO SHAREHOLDERS. The Trust s fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent accountants.

                                 BROKERAGE ALLOCATION

               The Investment Management Agreement provides that the Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as brokers ) for the execution of the Trust s portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

          1. Purchase and sale orders will usually be placed with brokers who are selected by the Investment Manager as able to achieve best execution of such orders. Best execution means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

          2. In selecting brokers for portfolio transactions, the Investment Manager takes into account its past experience as to brokers qualified to achieve best execution, including brokers who specialize in any foreign securities held by the Fund.

          3. The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28 (e) of the Securities Exchange Act of 1934 (the 1934 Act ), for the company and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3 (a) (35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager s overall responsibilities with respect to the company and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Trust and the Investment Manager are useful to the Investment Manager in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund s portfolio.

          4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

          5. Sales of the Fund s Shares (which shall be deemed to include also shares of other investment companies registered under the 1940 Act which have the same investment adviser) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish best execution as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund s policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

               Insofar as known to management, no Trustee or officer of the Trust, nor the Investment Manager or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Fund. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Investment Manager, are equal to the best available within the scope of the Trust s policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                      PURCHASE, REDEMPTION AND PRICING OF SHARES

               The Prospectus describes the manner in which the Fund s Shares may be purchased and redeemed. See How to Buy Shares of
          the Fund  and  How to Sell Shares of the Fund.   Shares of the
          Fund are offered directly to the public by the Fund. The Fund employs no Distributor.

               Net asset value per Share is determined as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays). The Trust s offices will be closed, and net asset value will not be calculated, on those days on which the New York Stock Exchange is closed, which currently are:
          New Year s Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund s net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

               The Board of Trustees may establish procedures under which the Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the New York Stock Exchange is closed other than for customary weekend and holiday closings, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other period as the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund s Shares.

                                      TAX STATUS

               The Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income (which includes, among other items, dividends and interest) and to distribute at least annually any realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the Code ), the Fund intends to qualify annually as a regulated investment company under the Code. The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a non deductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

               Dividends of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund s qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund s Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. All dividends and distributions are taxable to Shareholders, whether or not reinvested in Shares of the Fund. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

               Distributions by the Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder s cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by the Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

               Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

               Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

               The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ( PFICs ). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an excess distribution received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

               The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions would still apply. The Fund s intention to qualify annually as a regulated investment company may limit its election with respect to PFIC stock.

               Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

               Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to the Fund s Shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions, but such a Shareholder may be eligible to claim the foreign tax credit (see below). Each Shareholder will be notified within 60 days after the close of the Fund s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

               Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund s income flows through to its Shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to pass through to its Shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

               Certain options and futures and foreign currency forward contracts in which the Fund may invest may be section 1256
          contracts.   Gains or losses on section 1256 contracts generally
          are considered 60% long-term and 40% short-term capital gains or losses ( 60/40 ) however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are marked-to-market with the result that unrealized gains or losses are treated as though they were realized.

               Generally, the hedging transactions undertaken by the Fund may result in straddles for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

               The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

               Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

               Requirements relating to the Fund s tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.

               Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains and losses, may increase or decrease the amount of the Fund s net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder s basis in his Fund Shares.

               Upon the sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder s hands, and generally will be long-term if the Shareholder s holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund s Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the Shareholder with respect to such Shares.

               The Fund generally will be required to withhold Federal income tax at a rate of 31% ( backup withholding ) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder s correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder s Federal income tax liability.

               Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

               Distributions and redemptions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences relating to an investment in the Fund. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                                DESCRIPTION OF SHARES

               The Shares of the Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of the Fund, together with all income, earnings, profits and proceeds thereof, belongs to the Fund and is charged with liabilities in respect of the general liabilities of the Trust. The net asset value of a Share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on Shares of the Fund only out of lawfully available assets belonging to the Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of the Fund will be entitled, to the assets belonging to the Fund out of assets of the Trust available for distribution.

               The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                               PERFORMANCE INFORMATION

               The Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five, or ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1+T)superscript n = RV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of the Fund s expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Total return for the period from June 28, 1994 (commencement of operations) through October 31, 1994, on an annualized basis, was 15.31%.

               Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor s 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare each Fund s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general;
          (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

               Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund s investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

               From time to time, the Fund and the Investment Manager may also refer to the following information:

          (1) The Investment Manager s and its affiliates market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

          (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

          (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corp., Morgan Stanley Capital International or a similar financial organization.

          (4)  The geographic distribution of the Fund s portfolio.

          (5) The gross national product and populations, including age characteristics, of various countries as published by various statistical organizations.

          (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -Index).

          (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

          In addition, the Fund and the Investment Manager may also refer to the number of shareholders in the Fund or the dollar amount of fund and private account assets under management in advertising materials.

                              [MCGLADREY & PULLEN LOGO]

                            Independent Auditor s Report

          The Board of Trustees
          Thomas White World Fund

          We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Thomas White World Fund as of October 31, 1994, and the related statement of operations, the statement of changes in net assets, and the selected financial information for the period from June 28, 1994 (inception) to October 31, 1994. These financial statements and selected financial information are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Thomas White World Fund as of October 31, 1994, the results of its operations, the changes in its net assets, and the selected financial information for the period indicated, in conformity with generally accepted accounting principles.

                                        MCGLADREY & PULLEN



          New York, New York
          December 7, 1994

                                 FINANCIAL STATEMENTS

          THOMAS WHITE WORLD FUND
          STATEMENT OF ASSETS AND LIABILITIES
          October 31, 1994

          ASSETS
          Investments in securities at value
               (cost $13,088,816)                             $13,562,039
          Cash (including $264,581 at interest)                   271,773

          Receivables for dividends and interest                   42,150
          Due from Manager                                          6,243
          Deferred organization costs                              27,929
          Other assets                                             40,963
               Total assets                                    13,951,097

          LIABILITIES


           Accrued expenses                                        22,751

          NET ASSETS

          SOURCE OF NET ASSETS:
          Net capital paid in on shares of
              beneficial interest                $13,381,063
          Undistributed net investment income         72,967
          Accumulated net realized gain                1,093
          Net unrealized appreciation                473,223

              NET ASSETS                                      $13,928,346

          Shares outstanding (Note 2)                           1,326,638
                                                              $     10.50
          Net asset value per share

          See Notes to Financial Statements.

          THOMAS WHITE WORLD FUND
          STATEMENT OF OPERATIONS
          Period from June 28, 1994 (inception) to October 31, 1994


          INVESTMENT INCOME
          INCOME:  (net of $9,671 foreign taxes withheld)
             Dividends                                     $    130,787
             Interest                                             3,454
                  Total investment income                       134,241


          EXPENSES:
             Investment management fees                          42,982
             Custodian fees                                       7,350
             Audit fees and expenses                             15,000
             Trustees  fees and expenses                          3,750

             Legal fees and expenses                             15,700
             Other expenses                                      11,657
             Total expenses                                      96,439
             Reimbursement from Investment Manager             (35,165)
                     Net expenses                                61,274

                  Net investment income                          72,967


          REALIZED AND UNREALIZED GAIN ON INVESTMENTS
           Net realized gain on investments                       1,093
           Unrealized appreciation on investments               473,223


           NET GAIN ON INVESTMENTS                              474,316


           Net increase in net assets from operations        $  547,283





          See Notes to Financial Statements.

          THOMAS WHITE WORLD FUND
          STATEMENT OF CHANGES IN NET ASSETSS
          Period from June 28, 1994 (Inception) to October 31, 1994


          CHANGE IN NET ASSETS FROM OPERATIONS:

           Net investment income                            $   72,967
           Net realized gain on investments                      1,093
           Unrealized appreciation for the period              473,223

                Net   increase   in   net   assets    from     547,283
           operations


           FUND SHARE TRANSACTIONS                           13,281,063

           Total increase                                    13,828,346


          NET ASSETS:

                Beginning of period                            100,000
                End of period                            $  13,928,346





          See Notes to Financial Statements.

          THOMAS WHITE WORLD FUND
          NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1994

          1.   SUMMARY OF ACCOUNTING POLICIES

          Lord Asset Management Trust (the Trust ) was organized as a Delaware business trust on February 9, 1994 as an open-end diversified management investment company. The Trust currently has one series of  Shares,  the Thomas White World Fund  (the
           Fund ).  The following is a summary of significant accounting policies followed in the preparation of its financial statements.

          (a) VALUATION OF SECURITIES. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

          (b) FOREIGN CURRENCY TRANSLATION. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

               The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

               Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

          (c) INCOME TAXES. It is the Fund s intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

          (d) DEFERRED ORGANIZATION COSTS. Organization costs have been deferred and are being amortized over the period ending June 28, 1999.

          (e) OTHER. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.

          2.   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

          As of October 31, 1994, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                                   SHARES       AMOUNT
           Shares sold          1,316,638  $13,281,063
           Shares redeemed              0            0
           Net increase         1,326,638  $13,281,063

          3.   INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
               AFFILIATES

          The Fund pays monthly an investment management fee to Lord Asset Management at the rate of 1/12 of 1% of the Fund s net assets at the end of each month. The fee is subject to reduction in any year to the extent that expenses (exclusive of certain expenses) of the Fund exceed any applicable state regulations. The strictest rule currently applicable to the Fund is 2 % of the first $30 million of net assets, 2.0% of the next $70 million of net assets, and 1.5% of the remainder. Although not required to do so, the Manager reimbursed fees of $35,165 for the period ended October 31, 1994.

          4.   INVESTMENT TRANSACTIONS

          During the period ended October 31, 1994, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were $11,705,231 and $1,093, respectively. The cost of securities for federal income tax purposes was $13,088,816. Realized gains and losses are reported on an identified cost basis.

          At October 31, 1994, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:
           Unrealized appreciation               $ 790,538
           Unrealized depreciation               (317,315)
           Net unrealized appreciation            $473,223

          5.   SELECTED FINANCIAL INFORMATION


          PER SHARE OPERATING PERFORMANCE
          (For a share outstanding throughout the period)

                                                        Period from
                                                        June 18, 1994
                                                       (Inception) to
                                                      October 31, 1994
           Net asset value, beginning of period                  $   10.00

           Income from investment operations
           Net investment income                                       .06
           Net realized and unrealized gain                            .44
           Change in net asset value for the
                period                                                 .50
           Net asset value, end of period                        $   10.50
           TOTAL RETURN                                               5.0%
           RATIOS/SUPPLEMENTAL DATA
           Net assets, end of period (000)                       $  13,928
           Ratio to average net assets:
                Expenses (net of reimbursement)                    1.50%*+
                Net investment income                              1.79%*
           Portfolio turnover rate                                 0.01%



          * Annualized
          + In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.

          THOMAS WHITE WORLD FUND
          INVESTMENT PORTFOLIO
                                   October 31, 1994

             Country        Issue      Industry        Shares      Value

           COMMON           87.5%
           STOCKS:

           AUSTRALIA        3.1%
                       National        Banking           8,400    $333,900
                       Australia
                       Bank Ltd. ADR

                       Rothmans        Consumer         26,200     100,775
                       Holdings Ltd.   Staples
                                                                   434,675

           BELGIUM          2.4%
                       Electrabel      Utility             700     124,350

                       Kredietbank     Banking             600     118,601

                       Tractebel       Industrial          300      93,602
                       Invest Inter
                       BV
                                                                   336,553

           CANADA           3.4%
                       BCE Inc.        Communication     6,500     228,239

                       Royal Bank of   Banking          11,600     243,319
                       Canada

                                                                   471,558

           FRANCE           5.4%
                       Bouygues        Building            800      82,083

                       *Bouygues Sub   Building            800         202
                       Rights
                       11/02/94

                       Cie de Saint-   Metals            1,300     164,963
                       Gobain

                       Elf Aquitaine   Energy            2,600     192,246

                       Eridania        Consumer          1,100     148,990
                       Beghin-Say      Staples

                       Societe         Banking           1,400     158,064
                       Generale
                                                                   746,548

           GERMANY          4.9%

                       Bayer AG        Chemicals           800     187,119

                       Deutsche Bank   Banking             300     147,757
                       AG

                       Veba AG         Utility             600     200,997

                       Volkswagen AG   Consumer            500     146,726
                                       Durables
                                                                   682,599

           HONG KONG        7.2%
                       HSBC Holdings   Banking          16,700     197,755

                       Hopewell        Financial
                       Holdings        Diversified     173,000     178,000

                       New World       Financial        54,200     172,903
                       Development     Diversified

                       Jardine         Industrial       78,000     299,809
                       Strategic
                       Holdings

                       Wheelock &      Industrial       69,000     149,130
                       Company
                                                                   997,597

           ITALY            3.9%
                       *Credito        Banking          90,000         297
                       Italiano 8%
                       Bond Warrants
                       11/15/94

                       *Credito        Banking          90,000       6,795
                       Italiano
                       Ordinary Share
                       Warrants
                       11/15/94

                       Credito         Banking          90,000      96,129
                       Italiano SPA

                       Italgas SPA     Utility          42,400     129,642

                       Stet Risp NON   Communication   123,800     306,863
                       CV
                                                                   539,726

           JAPAN            8.2%
                       Bank of Iwate   Banking           1,700      94,659

                       Fuji Photo      Consumer          7,000     166,735
                       Film Company    Retail

                       Hisamitsu       Healthcare       10,000      84,554
                       Pharmaceutical
                       Company Inc.

                       Hitachi Ltd.    Technology        1,700     173,825
                       ADR

                       Marudai Food    Consumer         18,000     138,461
                       Company         Staples

                       Mitsubishi      Technology       22,000     164,468
                       Electric
                       Corporation

                       Nintendo        Consumer          2,000     111,569
                       Company         Retail

                       Seiyu           Consumer          6,000      73,624
                                       Retail

                       Sekisui House   Building         12,000     136,110

                                                                 1,144,005
           MEXICO           1.5%
                       Telefonos de    Communication     3,800     209,475
                       Mexico Series
                       L ADR
                                                                   209,475

           NETHERLANDS     3.9%
                       ABN-AMRO        Banking           3,500     124,444
                       Holdings NV

                       Aegon           Insurance         2,700     166,837

                       Akzo Nobel NV   Chemicals         1,000     126,373

                       International   Insurance         2,700     126,450
                       Nederlanden
                       Groep NV
                                                                   544,104

           NEW ZEALAND      1.4%
                       Fletcher        Forest &         33,800      91,159
                       Challenge Ltd.  Paper

                       Brierley        Industrial      128,600      96,604
                       Investments
                       Ltd.
                                                                   187,763

           SPAIN            4.0%
                       Banco Popular   Banking           1,300     163,253
                       Espanol

                       Iberdrola SA    Utility          24,200     159,592

                       Telefonica de   Communication     5,600     226,800
                       Espana ADR
                                                                   549,645

           SWITZERLAND      4.7%
                       Ciba-Geigy      Chemicals           300     177,026
                       Inhaber

                       Holderbank      Buildings           200     154,330
                       Finaciere
                       Glaris

                       Schweizerische  Banking             200     187,458
                       Bankgesell-
                       schaft Inhaber
                       Sulzer AG       Capital Goods       200     137,766

                                                                   656,580
           UNITED KINGDOM   4.2%
                       British         Transportation   19,700     113,601
                       Airways

                       British Steel   Metals            9,700     252,200
                       PLC ADR

                       Severn Trent    Services &       24,000     225,838
                                       Growth
                                                                   591,639
           UNITED STATES    29.3%
                       Allied Signal   Industrial        1,300      45,012
                       Inc.

                       Amerada Hess    Energy            1,600      79,600
                       Corporation

                       American        Consumer          2,800      97,300
                       Brands Inc.     Staples


                       American        Healthcare        1,600     158,000
                       Cyanamid
                       Company

                       American        Insurance         3,300      90,750
                       General
                       Corporation

                       American Home   Healthcare        1,500      95,250
                       Products
                       Corporation

                       American        Insurance         1,100      51,700
                       National
                       Insurance
                       Company

                       Baxter          Healthcare        3,300      85,800
                       International
                       Inc.

                       Becton          Healthcare          300      14,175
                       Dickinson &
                       Company

                       Boatmens        Banking           2,800      82,950
                       Bancshares
                       Incorporated

                       Boeing Company  Aerospace         2,600     114,075

                       Boston Edison   Utility           1,800      42,075
                       Company

                       Brown Forman    Consumer          1,600      49,200
                       Corporation     Staples
                       Series B

                       Chase           Banking           1,300      46,800
                       Manhattan
                       Corporation

                       Chrysler        Consumer            900      43,875
                       Corporation     Staples

                       Cincinnati      Communication     5,400      99,225
                       Bell Inc. New

                       Citicorp        Banking           2,300     109,825

                       Comsat          Communication     2,500      53,750
                       Corporation
                       Series I

                       Consolidated    Energy            2,000      72,500
                       Natural Gas

                       Dial            Consumer          4,000      82,500
                       Corporation     Staples

                       First Chicago   Banking             900      44,100
                       Corporation

                       Fleming         Consumer          3,300      79,200
                       Companies       Staples
                       Incorporated

                       Ford Motor      Consumer          3,400     100,300
                       Company         Durables

                       General         Aerospace         1,400      59,325
                       Dynamics
                       Corporation

                       Goodyear Tire   Consumer          2,500      87,500
                       & Rubber        Durables
                       Company

                       *Harris         Technology          100       1,400
                       Computer
                       Corporation

                       Harris          Technology        2,000      85,750
                       Corporation

                       International   Technology          500      37,250
                       Business
                       Machines Corp.

                       ITT             Industrial        1,200     105,900
                       Corporation

                       K Mart          Consumer          4,700      76,963
                       Corporation     Retail

                       Kroger Company  Consumer          1,800      47,025
                                       Retail

                       Lincoln         Banking           2,300      83,375
                       National
                       Corporation

                       McDonnell       Aerospace           600      84,600
                       Douglas
                       Corporation

                       Mellon Bank     Banking             900      50,062
                       Corporation

                       Melville        Consumer            800      26,700
                       Corporation     Retail
                       Midlantic       Banking           1,500      42,000
                       Corporation

                       Monsanto        Chemical            800      60,900
                       Company

                       Norfolk         Transportation    1,300      81,900
                       Southern
                       Corporation

                       Nynex           Communication     1,700      66,725
                       Corporation

                       Ogden           Services &        4,100      88,150
                       Corporation     Growth

                       Pacific         Communication     2,000      63,250
                       Telesis Group

                       Panhandle       Energy            3,900      91,650
                       Eastern
                       Corporation

                       Pennzoil        Energy            1,600      82,400
                       Company

                       Ralston Purina  Consumer          2,700     114,750
                       Company         Staples

                       Reebok          Consumer          1,100      43,862
                       International   Retail
                       Ltd.

                       Reynolds &      Services &        1,800      44,775
                       Reynolds        Growth

                       Rite Aid        Consumer          4,500     108,000
                       Corporation     Staples

                       SCE Corp        Utility           4,700      65,212
                       Servicemaster   Services &        2,600      63,050
                       Limited         Growth
                       Partnership

                       Snap-On Inc.    Services &        1,200      38,100
                                       Growth

                       Southern New    Communication     1,900      67,212
                       England
                       Telecommunica-
                       tions
                       Corporation

                       Unicom          Utility           2,000      43,250
                       Corporation

                       *Unisys         Technology        3,600      38,250
                       Corporation

                       United          Aerospace         1,600     100,800
                       Technologies
                       Corporation

                       USX Marathon    Energy            4,600      86,250
                       Group

                       VF Corporation  Consumer            700      35,438
                                       Retail

                       Witco           Chemicals         3,000      84,000
                       Corporation

                       Xerox           Services &          900      92,250
                       Corporation     Growth
                                                                 4,085,986

          Total Common Stocks (Cost $11,705,230)               $12,178,453


             Country       Issue       Industry      Shares       Value

           U.S.             9.9%
           GOVERNMENT
           BONDS
                        U.S.                        Principal
                        Treasury                       Amount
                        Bill, 4.97%                 1,400,000   $1,383,586
                        01/26/95


          Total U.S. Government Bonds (Cost $1,383,586)        $ 1,383,586

          Total Investments:  97.4% (Cost $13,088,816)     13,562,039
          Other Assets, Less
             Liabilities:      2.6%                           366,307
          Total Net Assets:    100%                       $13,928,346


          *Non-income Producing Security

          See Notes to Financial Statements